UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	September 26, 2008

PROXIM WIRELESS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29053	04-2751645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1561 Buckeye Drive, Milpitas, CA	95035
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(408) 383-7600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On September 26, 2008, Proxim Wireless Corporation entered into a second amendment to loan and security agreement (the “Amendment”) with Comerica Bank (the “Bank”).  The Amendment amends a loan and security agreement entered into between Proxim and the Bank dated as of March 28, 2008 (the “Original Loan Agreement”), which was described in a Form 8-K filed by Proxim with the Securities and Exchange Commission on April 3, 2008, as previously amended by a first amendment to loan and security agreement dated as of August 13, 2008 (the “First Amendment”), which was described in a Form 8-K filed by Proxim with the SEC on August 14, 2008.  The Original Loan Agreement as amended by the First Amendment is referred to as the “Loan Agreement.”

In summary, the Amendment amended the Loan Agreement to provide for a revolving line of credit not to exceed $1.5 million through March 27, 2009 rather than requiring that amount (which is currently outstanding under the Loan Agreement) to be repaid in full in September 2008.

The Amendment eliminated the requirement in the First Amendment for Proxim to repay the outstanding loans under the Loan Agreement (currently in the principal amount of $1.5 million) in an amount sufficient to reduce the aggregate outstanding loans to (a) $750,000 by September 1, 2008 and (b) $0 by September 15, 2008.

The Amendment reinstituted Proxim’s foreign exchange and credit card sublimits in a total amount equal to $300,000.

The minimum cash financial covenant established in the First Amendment was revised by the Amendment to require Proxim to maintain a balance of cash at the Bank (excluding the amount of advances outstanding and the foreign exchange and credit card sublimits) at least equal to $1.5 million plus 50% of Proxim’s quarterly net income and 75% of any cash proceeds of any new equity securities sold by Proxim.

The Amendment contained an acknowledgment that the Bank did not require the mandatory repayments contemplated in the First Amendment and a waiver by the Bank of any defaults that may exist or have occurred due to those payments not being made.

The foregoing description of the second amendment to loan and security agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the second amendment to loan and security agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM WIRELESS CORPORATION

Dated: October 2, 2008	By:	/s/ David L. Renauld
David L. Renauld
Vice President

EXHIBIT INDEX

Number	Title

10.1	Second Amendment to Loan and Security Agreement dated as of September 26, 2008 between Comerica Bank and Proxim Wireless Corporation

3